Exhibit 99.2

Intelsat Achieves Confirmation of Plan of Reorganization, Final Court Milestone in Financial Restructuring Process

December 16, 2021

Fully Consensual Plan Will Reduce Debt by More Than Half and Position Company for Long-Term Success

Early 2022 Emergence Expected as Company Builds World’s First Global 5G Satellite-Based, Software-Defined, Unified Network

Commitments Obtained for Nearly $8 Billion in Exit Financing

MCLEAN, Va.—(BUSINESS WIRE)--Dec. 16, 2021— Intelsat S.A. (OTC: INTEQ) announced today that the U.S. Bankruptcy Court for the Eastern District of Virginia, Richmond Division, has approved its Plan of Reorganization, marking the final Court milestone in the Company’s financial restructuring process. Intelsat is poised to emerge from the process in early 2022 upon receipt of regulatory approvals, completion of certain corporate actions, and satisfaction of other customary conditions.

The confirmed Plan will reduce Intelsat’s debt by more than half – from approximately $16 billion to $7 billion – and position the Company for long-term success as it innovates and brings new services to market. The Plan was supported by all creditor groups across Intelsat’s capital structure following extensive negotiations and the ultimate consensual resolution of a multitude of complex issues.

“Today’s Plan confirmation is a key milestone in Intelsat’s transformation. We have achieved all of the goals we identified at the outset of the process, including a substantial reduction of our legacy debt burden,” said Intelsat’s Chief Executive Officer, Stephen Spengler. “Throughout the process, we have driven our business forward at full speed – launching new satellites, advancing the accelerated clearing of C-band spectrum, acquiring Gogo’s commercial aviation business, progressing our next generation network and service strategy, and serving customers every day with the excellence for which we are known. We greatly appreciate the dedication and contributions of our employees, the support of our valued customers, vendors, and other partners, and the collaboration with our financial stakeholders as we pave the way for future innovation and growth.”

“With a strengthened balance sheet, strong operating model, and unparalleled global orbital and spectrum rights, scale, and partnerships, we will be better positioned to advance our strategic objectives, accelerate our growth trajectory, and fuel the success of our customers and other key stakeholders. Our goals include building the world’s first global 5G satellite-based, software-defined, unified network,” Spengler continued. “For nearly 60 years, Intelsat has been respected for innovation, reliability, sector leadership, and high-performing services and support. We look forward to maintaining our leading position in the satellite communications industry for decades to come.”

Under the terms of the Plan and with exit financing commitments already obtained, Intelsat is set to emerge as a private company, with the support of new equity owners, access to $7.875 billion in capital, and a significantly deleveraged balance sheet. The Company is well positioned to continue to reduce its debt upon receipt of $4.87 billion of accelerated relocation payments in connection with the C-band spectrum clearing project, with $1.2 billion of the total already approved by the Federal Communications Commission for anticipated receipt in January.

Additional Information

Additional information regarding Intelsat’s financial restructuring is available at Intelsatonward.com. Court filings are available at https://cases.stretto.com/intelsat, by calling the Company’s claims agent, Stretto, at +1 855-489-1434 (toll-free) or +1 949-561-0347 (international), or by emailing intelsatinquiries@stretto.com.

Kirkland & Ellis LLP is serving as legal counsel, PJT Partners is serving as financial advisor, and Alvarez & Marsal is serving as restructuring advisor to the Company.

About Intelsat

As the foundational architects of satellite technology, Intelsat operates the world’s most trusted satellite telecom network. We apply our unparalleled expertise and global scale to connect people, businesses, governments and communities, no matter how difficult the challenge. Intelsat is building the future of global communications with the world’s first hybrid, multi-orbit, software-defined 5G network designed for simple, seamless, and secure coverage precisely when and where our customers most need it. Follow the leader in global connectivity and “Imagine Here,” with us, at Intelsat.com.

Forward-Looking Statements

Some of the information and statements contained in this press release and oral statements made from time to time by representatives of Intelsat constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that do not directly or exclusively relate to historical facts. When used in this earnings release, the words “may,” “will,” “might,” “should,” “expect,” “plan,” “anticipate,” “project,” “believe,” “estimate,” “predict,” “intend,” “potential,” “outlook,” and “continue,” and the negative of these terms, and other similar expressions are intended to identify forward-looking statements and information. Forward-looking statements include statements regarding: the effects of the Chapter 11 Cases on our liquidity or results of operations or business prospects; our belief as to the likelihood of the cause of the failure of Intelsat 29e in 2019 occurring on our other satellites; our guidance regarding our expectation that the launches of our satellites in the future will position us for growth; our plans for satellite launches in the near to mid-term; our intention to maximize the value of our spectrum rights; our expectations as to our ability to comply with the final U.S. Federal Communications Commission (“FCC”) order regarding clearing C-band spectrum in North America, including the availability of adequate resources and funds required to comply and the receipt of accelerated clearing payments set forth in the FCC order; our belief that the scale of our fleet can reduce the financial impact of any satellite anomalies or launch failures and protect against service interruptions; our belief that the diversity of our revenue allows us to benefit from changing market conditions and lowers our risk from revenue fluctuations in our service applications and geographic regions; our belief that developing differentiated managed services and investing in related software- and standards-based technology will allow us to unlock opportunities that are essential to providing global broadband connectivity; and our assessments regarding how long satellites that have experienced anomalies in the past should be able to provide service on their transponders.

The forward-looking statements reflect Intelsat’s intentions, plans, expectations, anticipations, projections, estimations, predictions, outlook, assumptions and beliefs about future events and are subject to risks, uncertainties and other factors, many of which are outside of Intelsat’s control. Important factors that could cause actual results to differ materially from the expectations expressed or implied in the forward-looking statements include known and unknown risks. Some of the factors that could cause actual results to differ from historical results or those anticipated or predicted by these forward-looking statements include: litigation; risks, uncertainties, and increased administrative and legal costs related to the Chapter 11 Cases; our ability to improve our liquidity and long-term capital structure and address our debt service obligations through our restructuring; our ability to obtain timely approval by the Bankruptcy Court with respect to the motions that we have filed or will file in the Chapter 11 Cases, including those related to our debtor-in-possession financing (the “DIP Facility”) or any other credit facilities to be entered in connection with the Chapter 11 Cases; objections to the Company’s restructuring process or other pleadings filed that could protract the Chapter 11 Cases or interfere with the Company’s ability to consummate our restructuring; our ability to develop, obtain support for, confirm and consummate a Chapter 11 plan of reorganization, including the proposed plan of reorganization the Company filed in the Bankruptcy Court on December 4, 2021, as may be modified or amended; the length of time that the Company will operate under Chapter 11 protection and the continued availability of operating capital during the pendency of the Chapter 11 Cases; our substantial level of indebtedness and related debt service obligations and restrictions, including those expected to be imposed by covenants in any exit financing, that may limit our operational and financial flexibility; the conditions to which our DIP Facility is subject and the risk that these conditions may not be satisfied for various reasons, including for reasons outside of our control; our ability to develop and execute our business plan during the pendency of the Chapter 11 Cases; potential delays in the Chapter 11 process due to the effects of the COVID-19 pandemic; and our ability to continue as a going concern and maintain relationships with regulators, suppliers, customers and employees, including the pending retirement and transition period of our current Chief Executive Officer, and other third parties as a result of such going concern during our restructuring. Known risks include, among others, the risks described in Intelsat’s Annual Report on Form 10-K for the year ended December 31, 2020 and its other filings with the U.S. Securities and Exchange Commission and other risks and uncertainties inherent in the telecommunications business in general and the satellite communications business in particular. Because actual results could differ materially from Intelsat’s intentions, plans, expectations, anticipations, projections, estimations, predictions, outlook, assumptions and beliefs about the future, you are urged to view all forward-looking statements with caution. Intelsat does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

View source version on businesswire.com: https://www.businesswire.com/news/home/20211216005738/en/

Media :

Melissa Longo

melissa.longo@intelsat.com, +1 240-308-1881

Kekst CNC

Sherri L. Toub / Ruth Pachman / Ross Lovern

sherri.toub@kekstcnc.com / ruth.pachman@kekstcnc.com / ross.lovern@kekstcnc.com

Source: Intelsat